UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2719

DWS U.S. Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS U.S. Government Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 0.84%, 1.71%, 1.55% and 0.82% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.78%	3.53%	3.39%	4.99%
Class B	3.80%	2.59%	2.46%	4.06%
Class C	3.85%	2.68%	2.57%	4.14%
Institutional Class	4.94%	3.75%	3.63%	5.23%
Lehman Brothers GNMA Index+	5.65%	4.34%	4.18%	5.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 8.36	$ 8.35	$ 8.37	$ 8.35
10/31/06	$ 8.39	$ 8.38	$ 8.41	$ 8.39
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .42	$ .34	$ .36	$ .44
October Income Dividend	$ .0350	$ .0279	$ .0294	$ .0363
SEC 30-day Yield as of 10/31/07‡‡	4.54%	4.13%	3.85%	4.77%
Current Annualized Distribution Rate as of 10/31/07‡‡	5.02%	4.01%	4.22%	5.22%
‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.63% for Institutional Class had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.08% for Institutional Class had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — GNMA Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	37	of	59	62
3-Year	29	of	58	50
5-Year	28	of	54	51
10-Year	17	of	31	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,007	$10,598	$11,281	$15,538
	Average annual total return	.07%	1.95%	2.44%	4.51%
Class B	Growth of $10,000	$10,081	$10,604	$11,198	$14,882
	Average annual total return	.81%	1.97%	2.29%	4.06%
Class C	Growth of $10,000	$10,385	$10,825	$11,351	$14,997
	Average annual total return	3.85%	2.68%	2.57%	4.14%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,565	$11,359	$12,273	$17,502
	Average annual total return	5.65%	4.34%	4.18%	5.76%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Government Securities Fund — Institutional Class [] Lehman Brothers GNMA Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,049,400	$1,116,900	$1,194,900	$1,665,400
	Average annual total return	4.94%	3.75%	3.63%	5.23%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,056,500	$1,135,900	$1,227,300	$1,750,200
	Average annual total return	5.65%	4.34%	4.18%	5.76%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.73% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS U.S. Government Securities Fund	1-Year	Life of Class*
Class S	4.83%	4.16%
Lehman Brothers GNMA Index+	5.65%	4.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 8.36
10/31/06	$ 8.39
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .43
October Income Dividend	$ .0363
SEC 30-day Yield as of 10/31/07‡‡	4.90%
Current Annualized Distribution Rate as of 10/31/07‡‡	5.21%
‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	59	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS U.S. Government Securities Fund — Class S [] Lehman Brothers GNMA Index+

Quarterly periods ended October 31
Comparative Results as of 10/31/07
DWS U.S. Government Securities Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,483	$10,963
	Average annual total return	4.83%	4.16%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,565	$11,121
	Average annual total return	5.65%	4.82%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,020.80	$ 1,017.00	$ 1,016.70	$ 1,021.70	$ 1,022.00
Expenses Paid per $1,000*	$ 4.02	$ 7.88	$ 8.23	$ 3.31	$ 3.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,021.22	$ 1,017.39	$ 1,017.04	$ 1,021.93	$ 1,021.78
Expenses Paid per $1,000*	$ 4.02	$ 7.88	$ 8.24	$ 3.31	$ 3.47
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS U.S. Government Securities Fund	.79%	1.55%	1.62%	.65%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Government Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

In the following interview, Portfolio Co-Managers William Chepolis and Matthew MacDonald discuss market conditions and investment strategy during DWS U.S. Government Securities Fund's most recent annual period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio co-managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Could you describe the investing environment for mortgage securities over the 12-month period ended October 31, 2007?

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of the Fed's easing of interest rates was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.1 As the period progressed, inflationary expectations picked up. This change in outlook was reflected by mid-period in a modest re-steepening of the yield curve between two and 10 years, as longer-term Treasury yields began to reflect the possible impact of inflation on fixed returns.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields and when the yield curve is characterized as "steep," this is especially true.

The last few months of the fiscal year were most eventful and did the most to determine fixed-income investor returns. In particular, the summer saw extreme volatility occasioned by the subprime mortgage crisis. As a result of the securitization of these mortgages, exposure to subprime defaults spread to a variety of fixed-income market participants globally. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period in July and August of 2007 of very high equity and bond market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. In addition, the yield curve reverted to a more typically upward slope, as bond market participants anticipated Fed easing of short-term rates and began again to demand compensation for the risk of holding longer-term issues. For the full 12-month period, the two-year Treasury note yield fell 74 basis points from 4.69% to 3.95%, while the 10-year Treasury yield fell 13 basis points from 4.60% to 4.47%, for a total steepening of 61 basis points. (100 basis points equals one percentage point.)

In managing the fund, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.2 Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. For most of the period, the Mortgage Bankers Association of America Refinancing Index, which indicates the number of mortgage refinance applications being filed week to week, remained at moderate levels. This was one of the reasons that for much of the period we invested a higher percentage of the fund in higher coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages, and often yield less due to high prepayment rates).3

2 Prepayment risk — In return for yields that historically have averaged one and one quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance
3 Coupon — The interest rate on a bond the issuer promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the 12 months ended October 31, 2007, the fund's Class A shares posted a 4.78% total return, compared with the 5.65% return of its benchmark, the Lehman Brothers GNMA Index.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund's return slightly lagged the 4.91% return of its average peer in the Lipper GNMA Funds category.5 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.9 years, compared with 3.80 years for the Lehman Brothers GNMA Index.6

4 The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods this category's average was 4.91% (59 funds), 3.30% (54 funds) and 4.98% (31 funds), respectively, as of October 31, 2007. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: We seek to provide a high level of current income, liquidity and security of principal, while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include: loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that this assessment can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing the fund's holding yield.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman Brothers GNMA Index.

Q: What were the fund's primary strategies during the period?

A: We maintained a relatively high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields relative to US Treasury issues, and that a backdrop of relative interest rate stability would be favorable to GNMAs. At the close of the period, GNMA securities provided a yield advantage versus equivalent maturity Treasuries of 100 to 200 basis points. At the end of October 2007, roughly 83% of the investment portfolio was invested in GNMAs, with 15% mortgage-backed securities issued by Freddie Mac or Fannie Mae and another 2% in US Treasury bonds.

In broad terms, our efforts to seek GNMA pools with favorable prepayment characteristics worked well for the fund over the period. Given a backdrop of reasonably strong growth, early in the period we chose to maintain an emphasis on higher coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected relatively high interest rates along with a slowing housing market to translate into modest prepayment risk for higher coupon issues and thereby enable the fund to earn a consistent level of attractive income. This helped performance as the relatively narrow range of interest rate movements and the Fed's continued talk of inflation vigilance provided a good environment for holding fuller coupons.

As the period progressed, we continued to watch the housing market and interest rate environment closely as we sought to maintain an attractive dividend for investors. We hold GNMA and government-sponsored mortgage-backed securities (MBS) in our fund and so are not concerned about the creditworthiness of our holdings. We are, however, focused on the potential impact of lower-rated MBS and borrowers on the fixed-income markets as a whole. Increasingly, we saw weakness in the subprime loan market as a factor likely to encourage the Fed to lower rates. If Fed easing were to result in rates overall falling substantially, this would promote more rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows. In order to protect against such a scenario, we began to move into lower coupons and other structures resistant to prepayment. This repositioning has not helped the fund to date, as the market has for the most part anticipated stable rather than falling interest rates and therefore not rewarded lower coupons relative to higher coupons. We believe, however, that this strategy is sound in view of the prospect of continued Fed loosening in the wake of the summer's subprime crisis.

Our exposure to higher-coupon 15-year GNMAs worked well for the fund, as these provided attractive income with less prepayment risk than 30-year issues. We also carried exposure to adjustable rate mortgages issued by Freddie Mac and Fannie Mae, which constrained performance somewhat for the year. Nonetheless, we view this position as playing a valuable role in providing income with low vulnerability to interest rate changes. Throughout most of the period we were fully invested in mortgage-backed securities; however, in late August we added a position of approximately 2% in US Treasury Inflation Protected Securities (TIPS). This reflected our view that these issues were pricing in an expectation of low inflation and as a result presented attractive value. This strategy added to performance as we sold our TIPS holdings at a profit late in the fiscal period, replacing them with a position in conventional Treasuries.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy entails very little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's income. For much of the period, this spread, or incremental income, to be earned from "rolling" assets was narrow. In addition, the

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. However, the value of GNMAs issued recently with coupons that reflect lower prevailing rates may experience a greater price decline if market interest rates rise, as their duration and interest rate risk increase. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

summer's subprime-related liquidity crisis made it more difficult to execute these transactions. This restrained performance slightly, as we are usually able to add several basis points a quarter through this strategy. We are currently dollar rolling less than 5% of the fund's investment portfolio, near the bottom of our 30% limit.

Q: How do you assess the economic environment for mortgage securities at present?

A: Going forward, while investor sentiment appears to have stabilized, we remain sensitive to the risks to the GNMA market posed by possible further subprime contagion. We are of course focused on the potential impact on interest rates and GNMA prepayment rates of any future Fed rate cuts. In addition, we are also monitoring proposed policy efforts designed to assist subprime borrowers, some of which have the potential to influence supply and demand for GNMAs. In view of these uncertainties, we believe a continued focus on seasoned mortgages with relatively predictable income flows is warranted.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	83%	77%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	15%	10%
Cash Equivalents	—	8%
US Treasury Obligations	2%	5%
	100%	100%
Credit Quality	10/31/07	10/31/06

AAA	100%	100%
Interest Rate Sensitivity	10/31/07	10/31/06

Effective Maturity	6.7 years	7.4 years
Average Duration	3.9 years	3.9 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 77.8%
Government National Mortgage Association:
5.0%, with various maturities from 2/15/2033 until 10/15/2037 (a) (e)	387,169,563	373,922,136
5.5%, with various maturities from 12/15/2028 until 3/15/2037 (a) (e)	606,733,672	602,536,752
6.0%, with various maturities from 11/15/2014 until 7/15/2037 (a) (e)	386,460,645	392,131,020
6.5%, with various maturities from 7/15/2008 until 10/15/2037 (a) (e)	205,762,764	212,033,370
7.0%, with various maturities from 1/15/2008 until 7/15/2037	33,897,429	35,475,826
7.5%, with various maturities from 5/15/2009 until 1/15/2037	35,393,374	37,412,333
8.0%, 9/15/2014	456	472
8.5%, 6/15/2021	40	41
9.0%, with various maturities from 9/15/2017 until 7/15/2030	2,488,614	2,742,571
9.5%, with various maturities from 6/15/2009 until 5/15/2025	3,401,540	3,817,919
10.0%, with various maturities from 11/15/2009 until 8/15/2022	2,053,704	2,348,634
10.5%, with various maturities from 9/15/2015 until 12/15/2021	1,147,550	1,330,288
11.0%, 4/20/2019	3,039	3,565
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $1,673,051,952)		1,663,754,927

Agencies Not Backed by the Full Faith and Credit of the US Government 10.3%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	22,037	21,374
5.0%, with various maturities from 1/1/2019 until 9/1/2035 (a)	64,880,719	62,379,330
5.5%, with various maturities from 3/1/2033 until 4/1/2033	2,745,401	2,714,837
5.729%*, 4/1/2037	9,960,589	10,030,179
5.77%*, 10/1/2036	22,707,030	22,874,869
5.813%*, 1/1/2037	19,887,195	20,048,748
5.878%*, 11/1/2036	10,936,220	11,045,620
5.889%*, 9/1/2036	10,545,334	10,637,242
6.5%, with various maturities from 9/1/2032 until 7/1/2035	3,163,725	3,238,504
7.0%, with various maturities from 10/1/2030 until 9/1/2032	1,077,138	1,125,239
7.5%, with various maturities from 6/1/2027 until 1/1/2033	2,194,474	2,335,267
8.0%, with various maturities from 2/1/2017 until 7/1/2030	28,073	29,714
8.5%, with various maturities from 12/1/2016 until 7/1/2030	10,749	11,573
10.25%, 3/1/2030	42,319	43,614
Federal National Mortgage Association:
5.5%, with various maturities from 5/1/2025 until 11/1/2034 (a)	55,790,833	55,147,583
5.841%*, 1/1/2037	8,519,401	8,594,257
6.0%, 8/1/2035	2,259,746	2,255,156
6.5%, 7/1/2035	134,500	136,360
7.0%, with various maturities from 10/1/2033 until 11/1/2034	6,194,586	6,456,630
8.0%, with various maturities from 12/1/2008 until 12/1/2024	186,057	198,898
8.5%, with various maturities from 7/1/2030 until 9/1/2030	13,108	14,173
9.0%, with various maturities from 12/1/2016 until 4/1/2030	36,418	39,777
11.5%, 5/1/2018	2,339	2,420
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $222,016,890)		219,381,364

Collateralized Mortgage Obligations 13.2%
Agencies Backed by the Full Faith and Credit of the US Government 8.2%
Government National Mortgage Association:
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	7,010,133	5,251,575
"JO", Series 2006-22, Principal Only, Zero Coupon, 4/20/2036	9,129,964	6,864,877
"PO", Series 2006-25, Principal Only, Zero Coupon, 5/20/2036	3,918,135	2,954,630
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	1,801,522	1,419,478
"AO", Series 2006-58, Principal Only, Zero Coupon, 10/16/2036	5,694,436	4,265,299
"PO", Series 2006-60, Principal Only, Zero Coupon, 11/20/2036	2,084,396	1,730,610
"S", Series 1999-15, Interest Only, 3.14%***, 5/16/2029	5,089,532	533,526
"AD", Series 2005-41, 4.5%, 5/20/2035	6,178,866	5,797,636
"A", Series 2005-80, 5.0%, 10/20/2031	12,904,372	12,760,411
"GD", Series 2004-26, 5.0%, 11/16/2032	20,000,000	19,265,268
"LG", Series 2003- 70, 5.0%, 8/20/2033	1,000,000	917,294
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	4,087,922
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	7,508,442
"LE", Series 2004-87, 5.0%, 10/20/2034	6,741,000	6,207,149
"ZB", Series 2005-15, 5.0%, 2/16/2035	10,280,829	9,016,279
"Z", Series 2005-25, 5.0%, 3/16/2035	2,275,149	1,994,868
"ZA", Series 2006-47, 5.0%, 8/16/2036	5,646,974	4,893,667
"YZ", Series 2007-7, 5.0%, 2/16/2037	13,666,686	13,601,439
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	7,022,636
"FG", Series 2002-76, 5.46%*, 10/16/2029	2,317,908	2,323,408
"TZ", Series 2003-85, 5.5%, 10/20/2033	18,681,758	17,380,988
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	9,865,228
"B", Series 2005-88, 5.5%, 11/20/2035	11,000,000	10,571,029
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,765,056
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,115,639	4,709,854
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,441,589	2,429,815
"ZB", Series 1998-21, 6.5%, 9/20/2028	3,433,005	3,530,566
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	13,544,648	2,864,669
		174,533,619
Agencies Not Backed by the Full Faith and Credit of the US Government 5.0%
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	3,835,535	4,059,117
Federal Home Loan Mortgage Corp.:
"PO", Series 3147, Principal Only, Zero Coupon, 4/15/2036	11,188,999	8,784,852
"MO", Series 3171, Principal Only, Zero Coupon, 6/15/2036	9,278,825	7,006,301
"GZ", Series 2906, 5.0%, 9/15/2034	11,518,534	10,001,513
"FT", Series 3346, 5.441%*, 10/15/2033	21,400,516	21,325,411
"FA", Series 2981, 5.491%*, 5/15/2035	2,374,453	2,348,918
"JF", Series 2704, 5.641%*, 5/15/2023	14,731,472	14,791,035
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	2,251	1,994
"FC", Series 2005-58, 5.123%*, 7/25/2035	37,410,201	37,258,563
"F", Series 2004-29, 5.273%*, 5/25/2034	873,586	873,404
		106,451,108
Total Collateralized Mortgage Obligations (Cost $279,070,340)		280,984,727

US Treasury Obligations 1.9%
US Treasury Bill, 3.70%**, 1/17/2008 (b)	1,385,000	1,373,704
US Treasury Note, 3.875%, 10/31/2012	40,000,000	39,487,520
Total US Treasury Obligations (Cost $41,091,227)		40,861,224

	Shares	Value ($)

Securities Lending Collateral 26.0%
Daily Assets Fund Institutional, 5.26% (c) (d) (Cost $555,909,023)	555,909,023	555,909,023

Cash Equivalents 0.0%
Cash Management QP Trust, 5.06% (c) (Cost $487,601)	487,601	487,601
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,771,627,033)+	129.2	2,761,378,866
Other Assets and Liabilities, Net (a)	(29.2)	(623,711,257)
Net Assets	100.0	2,137,667,609
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of October 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** This security is shown at its current rate as of October 31, 2007.
+ The cost for federal income tax purposes was $2,771,749,024. At October 31, 2007, net unrealized depreciation for all securities based on tax cost was $10,370,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,687,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,058,118.
(a) All or a portion of these securities were on loan amounting to $520,707,375. In addition, included in other assets and liabilities, net is a pending sale, amounting to $21,105,240, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $541,812,615 which is 25.3% of net assets.
(b) At October 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e) Mortgage dollar rolls included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At October 31, 2007, open futures contracts sold were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ Depreciation ($)
10 Year US Treasury Note	12/19/2007	646	71,265,771	71,070,094	195,677
30 Year US Treasury Bond	12/19/2007	365	40,833,297	41,096,719	(263,422)
Total unrealized depreciation					(67,745)

At October 31, 2007, open written option contracts were as follows:

Written Options	Coupon Rate (%)	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
30-Year GNSF	5.0	25,000,000	11/13/2007	97.6	120,117
30-Year GNSF	5.0	25,000,000	12/15/2007	95.2	252,930
30-Year GNSF	5.0	25,000,000	1/15/2008	97.5	255,859
30-Year GNSF	5.5	25,000,000	11/13/2007	98.6	291,016
30-Year GNSF	5.5	50,000,000	11/13/2007	97.8	996,094
30-Year GNSF	5.5	25,000,000	12/15/2007	98.8	302,734
30-Year GNSF	5.5	25,000,000	12/15/2007	98.9	275,391
30-Year GNSF	6.0	25,000,000	11/13/2007	100.8	205,078
30-Year GNSF	6.0	25,000,000	12/15/2007	101.0	176,758
30-Year GNSF	6.0	25,000,000	12/15/2007	100.7	246,094
30-Year GNSF	6.0	25,000,000	1/15/2008	101.0	201,172
Total Call Options (Premiums received $1,804,688)					3,323,243
Put Options
30-Year GNSF	5.0	25,000,000	11/13/2007	95.6	977
30-Year GNSF	5.0	25,000,000	1/15/2008	95.5	57,617
30-Year GNSF	5.5	25,000,000	12/15/2007	97.8	41,016
30-Year GNSF	6.0	25,000,000	12/15/2007	100.0	10,742
30-Year GNSF	6.0	25,000,000	1/15/2008	100.0	70,313
Total Put Options (Premiums received $615,235)					180,665
Total Written Options (Total premiums received $2,419,923)					3,503,908

GNSF: Government National Single Family

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $2,215,230,409) — including $520,707,375 of securities loaned	$ 2,204,982,242
Investment in Daily Assets Fund Institutional (cost $555,909,023)*	555,909,023
Investment in Cash Management QP Trust (cost $487,601)	487,601
Total investments, at value (cost $2,771,627,033)	2,761,378,866
Receivable for investments sold	100,978,817
Interest receivable	10,455,474
Receivable for Fund shares sold	156,923
Receivable for daily variation margin on open futures contracts	881,129
Other assets	33,516
Total assets	2,873,884,725
Liabilities
Cash overdraft	2,846,308
Payable for investments purchased	54,868,464
Payable for investments purchased — mortgage dollar rolls	114,901,275
Payable upon return of securities loaned	555,909,023
Payable for Fund shares redeemed	1,949,028
Options written, at value (premium received $2,419,923)	3,503,908
Accrued management fee	819,245
Other accrued expenses and payables	1,419,865
Total liabilities	736,217,116
Net assets, at value	$ 2,137,667,609
Net Assets Consist of
Undistributed net investment income	10,238,815
Net unrealized appreciation (depreciation) on: Investments	(10,248,167)
Futures	(67,745)
Written options	(1,083,985)
Accumulated net realized gain (loss)	(145,867,723)
Paid-in capital	2,284,696,414
Net assets, at value	$ 2,137,667,609
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,982,200,044 ÷ 237,214,135 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.36
Maximum offering price per share (100 ÷ 95.50 of $8.36)	$ 8.75

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($36,033,082 ÷ 4,315,769 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($39,017,326 ÷ 4,663,014 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.37
Class S Net Asset Value, offering and redemption price(a) per share ($80,228,780 ÷ 9,599,813 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.36

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($188,377 ÷ 22,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.35
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Interest	$ 117,285,335
Interest — Cash Management QP Trust	5,529,557
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	274,433
Total Income	123,089,325
Expenses: Management fee	9,515,313
Distribution and service fees	5,500,089
Services to shareholders	3,318,782
Custodian fee	106,229
Professional fees	128,657
Trustees' fees and expenses	60,180
Reports to shareholders	233,668
Registration fees	84,201
Other	250,470
Total expenses before expense reductions	19,197,589
Expense reductions	(118,645)
Total expenses after expense reductions	19,078,944
Net investment income	104,010,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,339,349)
Futures	(3,729,647)
Written options	2,947,660
(5,121,336)
Change in net unrealized appreciation (depreciation) on: Investments	3,156,702
Futures	677,637
Written options	(1,182,004)
2,652,335
Net gain (loss)	(2,469,001)
Net increase (decrease) in net assets resulting from operations	$ 101,541,380

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income	$ 104,010,381	$ 109,976,895
Net realized gain (loss)	(5,121,336)	(25,063,398)
Change in net unrealized appreciation (depreciation)	2,652,335	27,788,037
Net increase (decrease) in net assets resulting from operations	101,541,380	112,701,534
Distributions to shareholders from: Net investment income: Class A	(104,676,198)	(109,949,062)
Class B	(1,863,567)	(2,529,358)
Class C	(1,722,007)	(1,796,756)
Class S	(4,397,441)	(5,055,234)
Institutional Class	(6,570)	(7,519)
Fund share transactions: Proceeds from shares sold	104,695,493	76,582,612
Reinvestment of distributions	80,709,935	84,453,140
Cost of shares redeemed	(422,697,019)	(561,030,502)
Redemption fees	16,014	34,840
Reimbursement by Advisor	168,629	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	(237,106,948)	(399,959,910)
Increase (decrease) in net assets	(248,231,351)	(406,596,305)
Net assets at beginning of period	2,385,898,960	2,792,495,265
Net assets at end of period (including undistributed net investment income of $10,238,815 and $18,697,722, respectively)	$ 2,137,667,609	$ 2,385,898,960

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.41	$ 8.66	$ 8.62	$ 8.80
Income from investment operations: Net investment income[a]	.39	.36	.32	.28	.21
Net realized and unrealized gain (loss)	(.00)*	.02	(.21)	.09	(.04)
Total from investment operations	.39	.38	.11	.37	.17
Less distributions from: Net investment income	(.42)	(.40)	(.36)	(.33)	(.35)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.36	$ 8.39	$ 8.41	$ 8.66	$ 8.62
Total Return (%)[b]	4.78[c]	4.59	1.25	4.28	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,982	2,196	2,532	2,877	3,273
Ratio of expenses (%)	.82	.85	.81	.83	.82
Ratio of net investment income (%)	4.63	4.33	3.76	3.22	2.40
Portfolio turnover rate (%)[d]	189	94	101	221	390
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.39	$ 8.64	$ 8.60	$ 8.78
Income from investment operations: Net investment income[a]	.31	.28	.24	.19	.14
Net realized and unrealized gain (loss)	(.00)*	.03	(.22)	.10	(.04)
Total from investment operations	.31	.31	.02	.29	.10
Less distributions from: Net investment income	(.34)	(.32)	(.27)	(.25)	(.28)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.35	$ 8.38	$ 8.39	$ 8.64	$ 8.60
Total Return (%)[b]	3.80[c]	3.76[c]	.25	3.31[c]	1.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	57	82	126	189
Ratio of expenses before expense reductions (%)	1.72	1.83	1.72	1.88	1.67
Ratio of expenses after expense reductions (%)	1.71	1.75	1.72	1.81	1.67
Ratio of net investment income (%)	3.74	3.43	2.85	2.24	1.55
Portfolio turnover rate (%)[d]	189	94	101	221	390
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.42	$ 8.67	$ 8.63	$ 8.80
Income from investment operations: Net investment income[a]	.32	.29	.25	.20	.14
Net realized and unrealized gain (loss)	(.00)*	.03	(.22)	.10	(.02)
Total from investment operations	.32	.32	.03	.30	.12
Less distributions from: Net investment income	(.36)	(.33)	(.28)	(.26)	(.29)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.37	$ 8.41	$ 8.42	$ 8.67	$ 8.63
Total Return (%)[b]	3.85[c]	3.88	.34	3.50	1.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	41	54	65	88
Ratio of expenses before expense reductions (%)	1.64	1.61	1.63	1.75	1.60
Ratio of expenses after expense reductions (%)	1.63	1.61	1.63	1.75	1.60
Ratio of net investment income (%)	3.82	3.57	2.94	2.30	1.62
Portfolio turnover rate (%)[d]	189	94	101	221	390
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[b]	.40	.37	.09
Net realized and unrealized gain (loss)	(.00)***	.02	(.12)
Total from investment operations	.40	.39	(.03)
Less distributions from: Net investment income	(.43)	(.41)	(.09)
Redemption fees***	.00	.00	.00
Net asset value, end of period	$ 8.36	$ 8.39	$ 8.41
Total Return (%)	4.83[c]	4.92[c]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	91	124
Ratio of expenses before expense reductions (%)	.66	.73	.59*
Ratio of expenses after expense reductions (%)	.65	.69	.59*
Ratio of net investment income (loss) (%)	4.79	4.49	4.09*
Portfolio turnover rate (%)[d]	189	94	101
[a] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 336%, 305% and 312% for the years ended October 31, 2007 and 2006 and for the period ended 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.39	$ 8.64	$ 8.61	$ 8.78
Income from investment operations: Net investment income[a]	.40	.39	.33	.29	.24
Net realized and unrealized gain (loss)	(.00)*	.02	(.21)	.09	(.03)
Total from investment operations	.40	.41	.12	.38	.21
Less distributions from: Net investment income	(.44)	(.41)	(.37)	(.35)	(.38)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.35	$ 8.39	$ 8.39	$ 8.64	$ 8.61
Total Return (%)	4.94[b]	5.00	1.37[b]	4.48[b]	2.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.19	.11	.23	.17	.34
Ratio of expenses before expense reductions (%)	.81	.50	1.52	1.59	.53
Ratio of expenses after expense reductions (%)	.67	.50	.70	.71	.53
Ratio of net investment income (%)	4.78	4.68	3.87	3.34	2.69
Portfolio turnover rate (%)[c]	189	94	101	221	390
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $145,813,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($46,510,000), October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,162,000) and October 31, 2015 ($4,767,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2007, approximately $29,638,000 of prior year capital loss carryforward expired.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 10,323,863
Capital loss carryforwards	$(145,813,000)
Unrealized appreciation (depreciation) on investments	$ (10,370,158)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income	$ 112,665,783	$ 119,337,929

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $4,593,027,650 and $4,702,523,642, respectively. Purchases and sales of US Treasury obligations aggregated $97,938,321 and $194,331,196, respectively. Mortgage dollar rolls aggregated $3,656,840,331 and $3,992,764,343, respectively.

For the year ended October 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	50,000,000	$ 220,700
Options written	1,190,540,000	6,098,507
Options closed	(161,655,000)	(668,845)
Options exercised	(25,000,000)	(136,717)
Options expired	(628,885,000)	(3,093,722)
Outstanding, end of period	425,000,000	$ 2,419,923

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

The Fund pays a monthly management fee computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.43%
Next $1.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

For the period from November 1, 2006 (from February 1, 2007 for Class B shares) through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of certain classes as follows:

Class B	1.73%
Class S	.69%
Institutional Class	.66%

Effective October 1, 2007 through September 30, 2008 (through July 29, 2008 for Class S shares) the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.73%
Class S	.71%
Institutional Class	.73%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 2,293,716	$ —	$ 392,013
Class B	105,416	—	20,601
Class C	60,339	—	11,787
Class S	118,360	—	33,763
Institutional Class	377	153	49
	$ 2,578,208	$ 153	$ 458,213

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 345,269	$ 24,605
Class C	304,863	25,125
	$ 650,132	$ 49,730

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 4,637,761	$ 362,646.22%
Class B	112,605	8,019.24%
Class C	99,591	7,529.25%
	$ 4,849,957	$ 378,194

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $58,668.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $144,364 and $3,471, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $3,614 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,251, of which $10,734 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2007, the Advisor agreed to reimburse the Fund $28,645, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $3,207 and $86,640, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,105,448	$ 84,410,290	7,866,878	$ 65,721,103
Class B	458,382	3,803,655	609,311	5,088,577
Class C	1,580,050	13,222,391	683,475	5,715,098
Class S	380,717	3,171,386	7,002	57,834
Institutional Class	10,570	87,771	—	—
		$ 104,695,493		$ 76,582,612
Shares issued in reinvestment of dividends
Class A	9,054,681	$ 75,434,127	9,392,143	$ 78,292,096
Class B	186,580	1,552,965	250,642	2,086,400
Class C	152,935	1,276,691	159,881	1,334,894
Class S	292,803	2,439,596	327,540	2,732,231
Institutional Class	788	6,556	902	7,519
		$ 80,709,935		$ 84,453,140
Shares redeemed
Class A	(43,551,556)	$ (363,471,071)	(56,762,444)	$ (474,026,706)
Class B	(3,131,745)	(26,097,479)	(3,803,309)	(31,730,203)
Class C	(2,004,040)	(16,765,802)	(2,347,837)	(19,629,869)
Class S	(1,958,596)	(16,342,780)	(4,240,048)	(35,522,455)
Institutional Class	(2,388)	(19,887)	(14,436)	(121,269)
		$ (422,697,019)		$ (561,030,502)
Redemption fees		$ 16,014		$ 34,840
Net increase (decrease)
Class A	(24,391,427)	$ (203,617,010)	(39,503,423)	$ (329,994,982)
Class B	(2,486,783)	(20,739,116)	(2,943,356)	(24,539,965)
Class C	(271,055)	(2,264,211)	(1,504,481)	(12,578,823)
Class S	(1,285,076)	(10,729,680)	(3,905,506)	(32,732,390)
Institutional Class	8,970	74,440	(13,534)	(113,750)
		$ (237,275,577)		$ (399,959,910)

G. Payment made by Affiliates

During the year ended October 31, 2007, the Advisor fully reimbursed the Fund $168,629 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of DWS U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of October 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS U.S. Government Securities Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2007

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of expense caps for Class B and Institutional Class shares that expired on October 1, 2007, showed that the Fund's management fee rate was at the 18th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the expense universe: the 45th percentile for Class A shares, the 66th percentile for Class B shares, the 62nd percentile for Class C shares, the 54th percentile for Institutional Class shares and the 59th percentile for Class S shares (formerly Class M shares). The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board also took into account the Advisor's commitment to cap total expenses for Class S shares (formerly Class M shares) until July 30, 2008.

To address the potential effect of the expiring expense caps on total expenses for Class B and Institutional Class shares, the Board recommended caps on total expenses through September 30, 2008 as follows: 1.731% for Class B shares and 0.731% for Institutional Class shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although total expense ratios for certain share classes were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS U.S. Government Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS U.S. GOVERNMENT SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$67,440	$0	$9,196	$0
2006	$66,509	$0	$9,069	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$9,196	$486,614	$1,129,726	$1,625,536
2006	$9,069	$316,254	$891,699	$1,217,022

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007